                                                                    Exhibit 3.19


                                            SECRETARY OF STATE

                                     CHARTER
                                       OF
                            ALLWAYS CARE CLINIC, INC.

         The undersigned, acting as the incorporator under the Tennessee Business Corporation Act, adopts the following Charter for such corporation:

         1. The name of the corporation is Allways Care Clinic, Inc.

         2. The corporation is authorized to issue 2,000 common shares, which shares collectively shall have unlimited voting rights and the right to receive the net assets of the corporation upon dissolution.

         3. The street address and zip code of the corporation's initial registered office is 9207 Park West Boulevard, Post Office Box 30698, Knoxville, Tennessee 37930.

         4. The corporation's initial registered office is located in Knox County, Tennessee.

         5. The name of the corporation's initial registered agent at that office is Michael Lynn Hatcher.

         6. The name, address, and zip code of the incorporator is W. Dale Amburn, 1716 Clinch Avenue, Knoxville, Tennessee 37916.

         7. The street address and zip code of the principal office of the corporation is 9207 Park West Boulevard, Post Office Box 20698, Knoxville, Tennessee 37930.

         8. The corporation is for profit.

         9. No director may be sued by the corporation or its shareholders for breach of his or her fiduciary duty to the corporation, provided, however, that this provision shall not absolve a director from a breach of his or her duty of loyalty, or acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for distributions in violation of T.C.A. Section 48-18-304.

         DATED: this 21st day of November, 1990.

                                            /s/ W. Dale Amburn
                                            ------------------------------------
                                            W. DALE AMBURN, INCORPORATOR

                      ARTICLES OF AMENDMENT TO THE CHARTER

                                       OF

                            ALLWAYS CARE CLINIC, INC.

TO THE SECRETARY OF STATE OF THE STATE OF TENNESSEE:

         Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned corporation adopts the following articles of amendment to its Charter:

         1.       The name of the corporation is AllWays Care Clinic, Inc.

         2.       The text of the amendment adopted is as follows:

                  The corporation will be a professional corporation for the purpose of practicing medicine, operating and managing clinics, and any other lawful purpose. The corporation elects to be governed by the provisions of the Tennessee Professional Corporation Act.

         3. The amendment was duly adopted on the 14th day of December, 1990.

         4. The amendment was duly adopted by the incorporator without shareholder action, such action not being required.

                                             ALLWAYS CARE CLINIC, INC.

                                          By: /s/ W. Dale Amburn

                                             W. DALE AMBURN, INCORPORATOR
                                             ----------------------------

                          APPLICATION FOR REGISTRATION

                                       OF

                             ASSUMED CORPORATE NAME

TO THE SECRETARY OF STATE FOR THE STATE OF TENNESSEE

         Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act, the undersigned corporation hereby submits this application:

         1. The true name of the corporation is AllWays Care Clinic, Inc.

         2. The state of incorporation is Tennessee.

         3. The corporation intends to transact business in Tennessee under an assumed corporate name.

         4. The corporation is for profit.

         5. The assumed corporate name the corporation proposes to use is Park Med.

                                       ALLWAYS CARE CLINIC, INC.

                                       By: /s/ Michael L. Hatcher
                                           ____________________________
                                              Its:  Vice-President

DATE:  July 8, 1991

LS2

APPALL
070591

CORPORATION ANNUAL REPORT
STATE OF TENNESSEE
SECRETARY OF STATE

SUITE 1800, JAMES K. POLK BUILDING
NASHVILLE, TN 37243-0306

     FILING FEE - $10.00; PRIVILEGE TAX - $10.00; TOTAL AMOUNT DUE - $20.00

CURRENT FISCAL YEAR CLOSING MONTH 11            IF DIFFERENT,
CORRECT MONTH IS 12.                            THIS REPORT IS DUE ON OR BEFORE 11/1/93

1) SECRETARY OF STATE CONTROL NUMBER 0234924    OR FEDERAL EMPLOYER IDENTIFICATION NUMBER 62-1453392

2A) NAME AND MAILING ADDRESS OF CORPORATION     2B) STATE OR COUNTRY OF INCORPORATION.

         ALLWAYS CARE CLINIC, INC.                  TENNESSEE

         9207 PARK WEST BLVD                    2C) ADD OR CHANGE MAILING  ADDRESS
         P.O. BOX 20698                             1900 Winston Road, Suite 300
         KNOXVILLE. TN  37930                       P.O. Box 30698
                                                    Knoxville, TN 37919

         D 11/27/1990  FOR PROFIT

3)  A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE

    9207 PARK WEST BLVD, P.O. BOX 20698, KNOXVILLE, TN 37930

    B. CHANGE OF  PRINCIPAL ADDRESS

                  STREET                             CITY         STATE                 ZIP CODE + 4
                  -------                            -----        ------                ------------
         1900 Winston Road, Suite 309                Knoxville,   TN                    37919

 ** BLOCKS 4A AND 4B MUST BE COMPLETED OR THE ANNUAL REPORT WILL BE RETURNED **

4)  A NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY
    AND OTHER PRINCIPAL OFFICERS      (ATTACH  ADDITIONAL SHEET IF NECESSARY)

     TITLE        NAME                               BUSINESS ADDRESS                   CITY, STATE, ZIP CODE + 4
     -----        ----                               ----------------                   -------------------------
     President    John W. Minchey, MD                1900 Winston Road. Suite 300       Knoxville. TN 37919
     Secretary    Michael L. Hatcher, CPA            1900 Winston Rd., Suite 300        Knoxville, TN 37919
     V-Pres:      H. Lynn Massingale, MD             1900 Winston Rd., Suite 300        Knoxville, TN 37919
     V-Pres:      John R. Staley, Jr., MD            1900 Winston Rd., Suite 300        Knoxville, TN 37919

    B. BOARD OF DIRECTORS NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE; (ATTACH ADDITIONAL SHEET IF NECESSARY)

     X  SAME AS ABOVE

        NONE

     OR LIST BELOW  NAME   BUSINESS ADDRESS   CITY, STATE, ZIP CODE + 4

5)  NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS

    MICHAEL LYNN HATCHER

    B REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS

    9207 PARK WEST BLVD, P.O. BOX 30698, KNOXVILLE, TN 37930

6) INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE

(BLOCK 5A AND/OR 5B) THERE IS AN ADDITIONAL $10.00 FILING FEE AND $10.00 PRIVILEGE TAX FOR A TOTAL OF $20.00 REQUIRED FOR CHANGES MADE TO THIS INFORMATION.

A.  CHANGE OF REGISTERED AGENT

B.  CHANGE OF REGISTERED OFFICE 1900 Winston Rd., Suite 300  Knoxville,  TN     37919
                                Street                       City        State  Zip Code + 4  County

7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT FOR A MUTUAL BENEFIT CORPORATION AS INDICATED BELOW:

                                IF BLANK OR CHANGE, PLEASE CHECK APPROPRIATE BOX

                                PUBLIC
                                MUTUAL

    B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX UNLESS OTHERWISE INDICATED.

                                RELIGIOUS

8)  SIGNATURE                                                 9)  DATE

10) TYPE/PRINT NAME OF SIGNER:  Michael L. Hatcher           11)  TITLE OF SIGNER:  Secretary-Treasurer


                   ** THIS REPORT MUST BE DATED AND SIGNED **

                      ARTICLES OF AMENDMENT TO THE CHARTER
                                       OF
                            ALLWAYS CARE CLINIC, INC.

         Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned Corporation hereby submits the following articles to amend its Charter and states as follows:

         1.       The name of the Corporation is Allways Care Clinic, Inc.

         2.       The text of the amendment adopted is:

                  (a) The Corporation hereby changes its registered agent and office to: W. Dale Amburn, 1716 Clinch Avenue, Knoxville, Tennessee 37916.

                  (b) The Corporation hereby changes the street address of its principal office to 1900 Winston Road, Post Office Box 30698, Knoxville, Tennessee 37930.

         3. After the changes are made, the street address of the registered office of the Corporation and the business office of its registered agent shall be identical.

         4. The amendment was duly adopted on the 14th day of December, 1992, by the board of directors without shareholder action, as such shareholder action was not required.

         DATED this 14th day of December, 1992.

                                        ALLWAYS CARE CLINIC, INC.

                                        By:
                                             --------------------------

                                        Its: Secretary/Treasurer
                                             --------------------------

LS11
CH-ALL
111892

                      ARTICLES OF AMENDMENT TO THE CHARTER
                                       OF
                            ALLWAYS CARE CLINIC, INC.

TO THE SECRETARY OF STATE OF THE STATE OF TENNESSEE:

         Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned corporation hereby submits the following articles to amend its charter and states as follows:

         1.       The name of the corporation is AllWays Care Clinic, Inc.

         2.       The corporation hereby changes its name to Park Med, P.C.

         3. The amendment was duly adopted on the 18th day of Oct., 1993, by the Board of Directors without Shareholder action, such Shareholder action not being required.

         DATED the 18th day of Oct., 1993.

                                             ALLWAYS CARE CLINIC, INC.

                                             By: /s/ Michael L. Hatcher

                                                 MICHAEL L. HATCHER

                                             Its: President

                                             --------------------------

                          APPLICATION FOR CANCELLATION
                                       OF
                             ASSUMED CORPORATE NAME

         Pursuant to the provisions of Section 48-4-101(e) of the Tennessee Business Corporation Act, the undersigned corporation hereby submits this application:

         1.       The true name of the corporation is AllWays Care Clinic, Inc.

         2.       The state or country of the corporation is Tennessee.

         3. The corporation tends to cease transacting business under an assumed corporate name by cancelling it.

         4.       The assumed corporate name to be canceled is Park Med.

                                             ALLWAYS CARE CLINIC. INC.

                                             By: /s/ Michael L. Hatcher
                                                 --------------------------
                                                 MICHAEL L. HATCHER
                                                  President

                                             Dated:
                                                   ------------------------

                               ARTICLES OF MERGER

                                       OF

                          AMBULATORY CARE CENTER, INC.,

                             A TENNESSEE CORPORATION

                                      INTO

                                 PARK MED, P.C.,

                             A TENNESSEE CORPORATION

         Pursuant to the provisions of Section 48-21-105, of the Tennessee General Corporation Act, the undersigned corporations adopt the following Articles of Merger:

         1. The attached Plan of Merger (Exhibit "A"), was approved by each of the undersigned corporations in the manner prescribed by the Tennessee General Business Corporation Act.

         2. As to Ambulatory Care Center, Inc., a Tennessee corporation ("Ambulatory"), the plan was duly adopted by written consent of the shareholders on December 29, 1993.

         3. As to Park Med, P.C., a Tennessee corporation ("Park Med"), the plan was duly adopted by written consent of the shareholders on December 29, 1993.

         4. These Articles of Merger shall take effect on the close of business on December 31, 1993, or the date of the filing, whichever is later.

         Executed on behalf of Ambulatory and Park Med by the president of each, pursuant to the authorization of the directors and shareholders of each corporation, on the date first written above.

Dated:  December 29,  1993

                                       AMBULATORY CARE CENTER, INC.,
                                       a Tennessee corporation

                                       By: /s/ Michael L. Hatcher
                                           __________________________________
                                           Michael L. Hatcher, President

                                       PARK MED,  P.C.,
                                       a Tennessee corporation

                                       By: /s/ Michael L. Hatcher
                                           _________________________________
                                           Michael L. Hatcher, President

                                 PLAN OF MERGER
                                       OF
                          AMBULATORY CARE CENTER, INC.

                             A TENNESSEE CORPORATION
                                      INTO
                                 PARK MED, P.C.

                             A TENNESSEE CORPORATION

         PLAN AND AGREEMENT OF MERGER (hereinafter called "Agreement") dated as of the 29TH day of December, 1993, between Ambulatory Care Center, Inc., a Tennessee Corporation ("Ambulatory"), and Park Med, P.C., a Tennessee corporation ("Park Med"), said corporations hereinafter sometimes collectively referred to as "Constituent Corporations."

                                   WITNESSETH:

         WHEREAS, Ambulatory is a corporation duly organized under the laws of the State of Tennessee, and was duly incorporated on October 22, 1990; and

         WHEREAS, Park Med is a corporation duly organized under the laws of the State of Tennessee, and was duly incorporated on November 27, 1990; and

         WHEREAS, the authorized capital stock of Ambulatory consists of two thousand (2,000) shares of common stock (no par value), of which eighty (80) shares are outstanding; and

         WHEREAS, the authorized capital stock of Park Med consists of two thousand (2,000) shares of common stock (no par value), of which one thousand (1,000) shares are outstanding; and

         WHEREAS, the Boards of Directors of the Constituent Corporations deem it advisable for the general welfare and advantage of the Constituent Corporations and their respective shareholders that the Constituent Corporations merge into a single corporation pursuant to this Agreement and pursuant to the applicable provisions of the laws of the States of Tennessee;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereby agree that the Constituent Corporations shall be merged into a single corporation, to wit: Park Med, a Tennessee corporation, one of the Constituent Corporations, which shall continue its corporate existence and be the corporation surviving the merger (at times called "Surviving Corporation"), and the terms and conditions of the merger hereby agreed upon (hereinafter called the "Merger") which the parties covenanted to observe, keep and perform and the mode of carrying the same into effect are and shall be as hereafter set forth:

                                    ARTICLE I
                          EFFECTIVE TIME OF THE MERGER

         At the effective date of the Merger, the separate existence of Ambulatory shall cease, and Ambulatory shall be merged into the Surviving Corporation. Consummation of this Agreement shall be effective on the close of business on December 31, 1993, or the date that a certificate of merger is filed with the Secretary of State for the State of Tennessee, whichever is later.

                                   ARTICLE II
                   GOVERNING LAW; CERTIFICATE OF INCORPORATION

         The Laws which are to govern the Surviving Corporation are the laws of the State of Tennessee.

                                   ARTICLE III
                                     BYLAWS

         The Bylaws of Park Med, at the effective time of the Merger, shall be the Bylaws of the Surviving Corporation until the same shall be altered or amended in accordance with the provisions thereof.

                                   ARTICLE IV
                             DIRECTORS AND OFFICERS

         The directors of Park Med, at the effective time of the Merger, shall be the directors of the Surviving Corporation until their respective successors are duly elected and qualified.

                                    ARTICLE V
                       CONVERSION OF SHARES ON THE MERGER

         The mode of carrying into effect the Merger provided in this Agreement and the manner and basis of converting the shares of the Constituent Corporations into shares of the Surviving Corporation are as follows:

         1. Park Med's Common Stock. None of the shares of common stock issued at the effective time of the Merger shall be converted as a result of the Merger, but all such shares shall remain issued shares of common stock of the Surviving Corporation.

         2. Ambulatory's Common Stock. At the effective time of the Merger, each share of common stock of Ambulatory, issued and outstanding, shall be converted into and become one (1) share of the Surviving Corporation's stock; upon surrender to the Surviving Corporation of one or more stock certificates for common stock of Ambulatory for cancellation, the shareholders of Ambulatory shall receive one (1) share of common stock of the Surviving Corporation.

         3. Surrender of Ambulatory's Certificates. As soon as practicable after the Merger is effective, the stock certificates representing common stock of Ambulatory, issued and outstanding at the time the Merger became effective, shall be surrendered for exchange to the Surviving Corporation as above provided. Until so surrendered for exchange, each such stock certificate nominally representing common stock of Ambulatory shall be deemed for all corporate purposes to evidence the ownership of the number of shares of common stock of the Surviving Corporation of which the holder thereof would be entitled to receive upon its surrender to the Surviving Corporation.

                                   ARTICLE VI
                              EFFECT OF THE MERGER

         At the effective time of the Merger, the Surviving Corporation shall succeed to, without other transfer, and shall possess and enjoy, all the rights, privileges, immunities, powers and franchises, both of a public and a private nature, and be subject to all of the restrictions, disabilities and duties of each of the Constituent Corporations, and all the rights, privileges, immunities, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of said Constituent Corporation on whatever account, for stock subscriptions as well as for all other things in action or belonging to each of said corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, immunities, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the respective

Constituent Corporations, and a title to any real estate vested by deed or otherwise in either of said Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens at the effective time of the Merger, and all debts, liabilities and duties of said Constituent Corporations, respectively, shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had it been incurred or contracted by the Surviving Corporation.

                                   ARTICLE VII
                               ACCOUNTING MATTERS

         The assets and liabilities of the Constituent Corporations, as at the effective time of the Merger, shall be taken up on the books of the Surviving Corporation at the amounts at which they shall be carried at the time on the books of the respective Constituent Corporations.

                                  ARTICLE VIII
            APPROVAL OF SHAREHOLDERS; FILING OF CERTIFICATE OF MERGER

         This Agreement shall be submitted to the shareholders of each of the Constituent Corporations as provided by law and their respective Certificates of Incorporation at meetings which should be held on or before December 20, 1993. After such adoption and approval, and subject to the conditions contained in this Agreement, a Certificate of Merger shall be signed, verified and delivered to the Secretary of State for the State of Tennessee and to the Secretary of State for the State of Tennessee for filing and subsequently to the appropriate county Register's Office for filing.

                                   ARTICLE IX
                   AMBULATORY'S REPRESENTATIONS AND WARRANTIES

         Ambulatory represents and warrants to Park Med as follows:

         1. Corporate Power. Ambulatory is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee. Ambulatory has corporate power to carry on its business as it is now being conducted and is qualified to do business in every jurisdiction in which the character and location of the assets owned or the nature of the business transacted by it require qualification.

         2. Capitalization Benefits. Capitalization consists of two thousand (2,000) authorized shares of common stock (no par value), of which eighty (80) shares are issued and outstanding as of the date hereof.

         3. Financial Statements. Ambulatory has delivered to Park Med copies of balance sheets and financial statements (unaudited). All of such financial statements are true and complete and have been prepared in accordance with generally accepted accounting principles consistently filed throughout the periods indicated, except as otherwise indicated in the notes thereto. Each of such balance sheets represents a true and complete statement as to the state of financial condition and assets and liabilities of Ambulatory.

         4. Further Warranties and Representations.

                  a. Ambulatory has and, at the closing date, will have good and marketable title in fee simple to the machinery, equipment, merchandise, materials, supplies and other property of every kind, tangible and intangible, contained in its offices, and other facilities or shown as assets in its records and books of account, free and clear of all liens, encumbrances and charges except as reflected in the aforesaid financial statements and except for liens, encumbrances and charges, if any, which do not materially detract from the value of or interfere with the use of the property subject thereto or effective thereby. Ambulatory has, and on the closing date will have, valid leases under which it is entitled to use in its business and all personal property of which it is the lessee, and Ambulatory has no knowledge of any default under any such lease.

         b. All taxes imposed by the United States or by an state, municipality, subdivision or instrumentality of the United States have been paid in full or are adequately provided for by reserves shown in the records and books of account of Ambulatory. All income tax returns for Ambulatory have been filed, and Ambulatory has no knowledge of any unassessed tax deficiencies proposed or threatened against it.

         c. There is no suit, action or legal or administrative proceeding pending, or in the knowledge of Ambulatory, threatened against it, nor is there any decree, injunctions or order of any court, governmental department or agency outstanding against Ambulatory.

         d. At the effective time of the Merger, the consummation of the transactions contemplated by this Plan will not result in the breach of any term or provision of or constitute a default under any indenture, mortgage, deed of trust or other material agreement or instrument to which Ambulatory is a party.

                                    ARTICLE X
                    PARK MED'S REPRESENTATIONS AND WARRANTIES

         Park Med represents and warrants to Ambulatory as follows:

         1. Corporate Power. Park Med is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee. Park Med has corporate power to carry on its business as it is now being conducted and is qualified to do business in every jurisdiction in which the character and location of the assets owned or the nature of the business transacted by it require qualification.

         2. Capitalization Benefits. Capitalization consists of two thousand (2,000) authorized shares of common stock (no par value), of which one thousand (1,000) shares are issued and outstanding as of the date hereof.

         3. Further Warranties and Representations.

         a. Park Med has and, at the closing date, will have good and marketable title in fee simple to the machinery, equipment, merchandise, materials, supplies and other property of every kind, tangible and intangible, contained in its offices, and other facilities or shown as assets in its records and books of account, free and clear of all liens, encumbrances and charges except as reflected in the aforesaid financial statements and except for liens, encumbrances and charges, if any, which do not materially detract from the value of or interfere with the use of the property subject thereto or effective thereby. Park Med has, and on the closing date will have, valid leases under which it is entitled to use in its business and all personal property of which it is the lessee, and Park Med has no knowledge of any default under any such lease.

         b. All taxes imposed by the United States or by an state, municipality, subdivision or instrumentality of the United States have been paid in full or are adequately provided for by reserves shown in the records and books of account of Park Med. All income tax returns for Ambulatory have been filed, and Park Med has no knowledge of any unassessed tax deficiencies proposed or threatened against it.

         c. There is no suit, action or legal or administrative proceeding pending or in the knowledge of Park Med, threatened against it, nor is there any decree, injunctions or order of any court, governmental department or agency outstanding against Park Med.

         d. At the effective time of the Merger, the consummation of the transactions contemplated by this Plan will not result in the breach of any term or provision of or constitute a default under any indenture, mortgage, deed of trust or other material agreement or instrument to which Park Med is a party.

                                   ARTICLE XI
                     CONDUCT OF BUSINESS PENDING THE MERGER

                  From and after the date of this Agreement and prior to the effective time of the Merger, neither of the Constituent Corporations will, without the prior written consent of the other:

         1. Amend its Certificate of Incorporation or Bylaws except as may be necessary to enable it to carry out the provisions of this Agreement;

         2. Engage in any material activity or transaction or incur any material obligation (by contract or otherwise) except in the ordinary course of business; or

         3. Declare or pay any dividends on or make any distributions in respect of any shares of its capital stock.

                                   ARTICLE XII
                               GENERAL PROVISIONS

         Termination and Abandonment. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned at any time before the effective time of the Merger, whether before or after adoption or approval of this Agreement by the Shareholders of the Constituent Corporations on any one or more of the following circumstances:

                  a. By the mutual consent of the Board of Directors of the Constituent Corporations;

                  b. By either corporation if the holders of more than one-third (1/3) of the outstanding shares of common stock of either corporation has voted against the merger;

                  c. By either of the Constituent Corporations if any action or proceeding before any court or other governmental body or agency shall have been instituted or threatened to restrain or prohibit the Merger and such Constituent Corporations deem it advisable to proceed with the Merger; or

                  d. By either of the Constituent Corporations if the other Constituent Corporation is not able to comply with its representations and warranties as contained herein.

         Upon any such termination and abandonment, neither party shall have any liability or obligation hereunder to the other.

                                  ARTICLE XIII
                                 EFFECTIVE DATE

         This Agreement of Merger shall become effective on the close of business on December 31, 1993, or the date of filing of the Articles of Merger with the Secretary of State for the State of Tennessee.

         IN WITNESS WHEREOF, this Agreement has been signed by all of the directors of each of the Constituent Corporations.

                                     AMBULATORY CARE CENTER, INC.,
                                     a Tennessee corporation

                                     By: /s/ H. Lynn Massingale
                                         ____________________________________
                                         H. Lynn Massingale, M.D.,
                                         Director

                                     By: /s/ John W. Minchey
                                         ____________________________________
                                         John W. Minchey, Jr., M.D.,
                                         Director

                                     By: /s/ Randal L. Dabbs
                                         ___________________________________
                                         Randal L. Dabbs, M.D.,
                                         Director

                                     By: /s/ John R. Staley
                                         __________________________________

                                         John R. Staley, Jr., M.D.,
                                         Director

                                     By: /s/ Michael L. Hatcher
                                         __________________________________
                                         Michael L. Hatcher,
                                         Director

                                     PARK MED, P.C.,
                                     a Tennessee corporation

                                     By: /s/ H. Lynn Massingale
                                         ___________________________________
                                         H. Lynn Massingale, M.D.,
                                         Director

                                     By: /s/ John W. Minchey
                                         ___________________________________
                                         John W. Minchey, Jr., M.D.,
                                         Director

                                     By: /s/ Randal L. Dabbs
                                         __________________________________
                                         Randal L. Dabbs, M.D.
                                         Director

                                     By: /s/ John R. Staley
                                         __________________________________
                                         John R. Staley, Jr., M.D.
                                         Director

                      ARTICLES OF AMENDMENT TO THE CHARTER,

                                       OF

                                 PARK MED, P.C.

TO THE SECRETARY OF STATE OF THE STATE OF TENNESSEE:

         Pursuant to the provisions of Section 48-20-106 of the Tennessee Business Corporation Act, the undersigned corporation adopts the following articles of amendment to its charter:

         1.       The name of the corporation is Park Med, P.C.

         2.       The text of the amendment adopted is as follows:

                  (a) The corporation hereby changes from a professional corporation to a general corporation; and

                  (b) The corporation hereby changes its name to Clinic Management Services, Inc.

         3.       The amendment was adopted on the 25th day of March, 1994.

         4. The amendment was duly adopted by the Board of Directors without Shareholder action, such Shareholder action not being required.

         DATED the 25th day of March, 1994.

                                  PARK MED, P.C.

                                  By: /s/ Michael L. Hatcher
                                      ___________________________
                                      MICHAEL L. HATCHER
                                       PRESIDENT

CORPORATION ANNUAL REPORT
STATE OF TENNESSEE
SECRETARY OF STATE
SUITE 1800, JAMES K. POLK BUILDING
NASHVILLE,  TN  37243-0304

AMOUNT DUE $26.00

CURRENT FISCAL YEAR CLOSING MONTH 12    IF DIFFERENT
CORRECT MONTH IS                        THIS REPORT IS DUE ON OR BEFORE 04/01/98

(1)  SECRETARY OF STATE CONTROL NUMBER  0234924
     OR FEDERAL EMPLOYER IDENTIFICATION NUMBER   62-1453392

(2A) NAME AND ADDRESS OF CORPORATION              (2B)  STATE OR COUNTRY OF INCORPORATION

       CLINIC MANAGEMENT SERVICES, INC.                 TENNESSEE
       REBECCA TABER S-1000
       3000 GALLERIA TOWER                        (2C)  ADD OR CHANGE MAILING ADDRESS
       BIRMINGHAM, AL 35244
                                                       3000 GALLERIA TOWER
                                                       SUITE 1000
                                                       BIRMINGHAM, AL  35244

D   11/27/1990       FOR PROFIT

(3)  A.   PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE

          1900 WINSTON ROAD, P.O. BOX 30698, KNOXVILLE, TN  37930

     B.   CHANGE OF PRINCIPAL ADDRESS

                  STREET                           CITY           STATE         ZIP CODE + 4
                  ------                           ----           -----         ------------
         1900 Winston Rd., Suite 300               Knoxville      TN            37919

 ** BLOCKS 4A AND 4B MUST BE COMPLETED OR THE ANNUAL REPORT WILL BE RETURNED **

(4)  A.   NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE OF THE PRESIDENT,
          SECRETARY AND OTHER PRINCIPAL OFFICERS
          (ATTACH ADDITIONAL SHEET IF NECESSARY)

       TITLE               NAME             BUSINESS ADDRESS                    CITY, STATE, ZIP CODE +4
President         H. Lynn Massingale, M.D.  1900 Winston Rd., Ste. 300          Knoxville, TN  37919
VP & Secretary    Tracy P. Thrasher         3000 Galleria Tower, Ste. 1000      Birmingham, AL  35244
VP & Treasurer    Harold O. Knight, Jr.     3000 Galleria Tower, Ste. 1000      Birmingham, AL  35244
CEO               E. Mac Crawford           3000 Galleria Tower, Ste. 1000      Birmingham, AL  35244

     B. BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE) (ATTACH ADDITIONAL SHEET, IF NECESSARY)Same as above None

                  E. Mac Crawford           3000 Galleria Tower, Ste. 1000      Birmingham, AL  35244
                  Harold O. Knight, Jr.     3000 Galleria Tower, Ste. 1000      Birmingham, AL  35244
                  Tracy P. Thrasher         3000 Galleria Tower, Ste. 1000      Birmingham, AL  35244

(5)  A.   NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS

          PRENTICE-HALL CORPORATION SYSTEM

     B.   REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS

          500 TALLAN BLDG., TWO UNION SQ., CHATTANOOGA, TN  37402-2571

(6) INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE

          (BLOCK 5A AND/OR 5B) THERE IS AN ADDITIONAL $30.00 REQUIRED FOR CHANGES MADE TO THIS INFORMATION.

                  A.       CHANGE OF REGISTERED AGENT:

                  B.       CHANGE OF REGISTERED OFFICE:

                     STREET   CITY   STATE   ZIP CODE + 4   COUNTY

(7)  A.   THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT
          THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED.

             IF BLANK OR CHANGE, PLEASE CHECK APPROPRIATE BOX         PUBLIC

                                                     MUTUAL

     B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX UNLESS OTHERWISE INDICATED.

                                                     RELIGIOUS

(8)   SIGNATURE                                       (9)  DATE       3-30-98

(10)  TYPE/PRINT NAME OF SIGNER                      (11)  TITLE OF SIGNER

                     Tracy P. Thrasher                         VP & Secretary

                   ** THIS REPORT MUST BE DATED AND SIGNED **


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